                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                   11 3/4% SENIOR SUBORDINATED NOTES DUE 2006
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                              IMO INDUSTRIES INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Imo Industries Inc. (the "Company") made pursuant to the
Prospectus, dated             , 1996 (the "Prospectus"), if certificates for the
outstanding 11 3/4% Senior Subordinated Notes Due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to IBJ Schroder Bank & Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

               IBJ SCHRODER BANK & TRUST COMPANY, EXCHANGE AGENT.

                                    By Mail:

                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York 10274-0084

                      Attention: Reorganization Department

                         By Hand or Overnight Courier:

                       IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004

                   Attn: Securities Processing Window -- SC1

                                 By Facsimile:

                                 (212) 858-2611

                             Confirm by Telephone:

                                 (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$

Certificate Nos. (if available):

- -------------------------------------------------
Total Principal Amount Represented by
Certificate(s):
$

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

- --------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

- --------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X________________________________________________________________   ____________

X________________________________________________________________   ____________
                    SIGNATURE(S) OF OWNERS(S)                           DATE
                     OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: ________________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

Name(s):        _________________________________________________________________

Capacity:       _________________________________________________________________

Address(es):    _________________________________________________________________

Account Number: _________________________________________________________________


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm  ________________________________________________________________

Address       ________________________________________________________________

              ________________________________________________________________

Area Code & Telephone No. ____________________________________________________

Authorized Signature _________________________________________________________

Name _________________________________________________________________________
     (Please Type or Print)

Title ________________________________________________________________________

Dated ____________________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.